UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                January 17, 2005

                                 TEKTRONIX, INC.
             (Exact name of registrant as specified in its charter)

              OREGON                     1-04837                93-0343990
   (State or other jurisdiction  (Commission File Number)    (I.R.S. Employer
         of incorporation)                                  Identification No.)

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               14200 SW Karl Braun Drive
                Beaverton, Oregon 97077                    97201
       (Address of principal executive offices)          (Zip Code)

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Registrant's telephone number, including area code: (503) 627-7111

                                    No Change
         (Former name or former address, if changed since last report.)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On January 17, 2005, the Board of Directors of Tektronix, Inc., an Oregon corporation (the Company"), approved amendments to the Company's 2001 Non-Employee Directors Compensation Plan, as follows:

     Non-employee directors will receive:

        1. Effective as of January 17, 2005, $1,500 for each meeting of the Board of Directors attended by the director, and $1,000 for each committee meeting attended. Before the amendment, these amounts were $1,200 and $900, respectively.

        2. Effective as of January 17, 2005, the Chairman of the Audit Committee shall receive an annual fee in the amount of $10,000. Before the amendment, this amount was $5,000.

        3. Effective with the next annual retainer payment, an annual retainer, payable in Common Shares of the Company, in the amount of $40,000. Before the amendment, this amount was $30,000.

On January 17, 2005, the Organization and Compensation Committee of the Board of Directors made restricted stock awards to executive officers of the Company as follows:

Name                  Number of Restricted Shares Awarded
------------------    -----------------------------------
Colin L. Slade                       8,000
David S. Churchill                   6,000
James F. Dalton                      6,000
Richard D. McBee                     6,000
Craig L. Overhage                    6,000
Susan G. Kirby                       4,000
John T. Majors                       4,000

The shares were awarded pursuant to the Company's 2002 Stock Incentive Plan. The restricted stock vests 50% in January 2007 and 50% in January 2008. The form of Restricted Stock Agreement relating to the awards is filed under Item 9.01 of this Form 8-K.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)     Exhibits.

        10.1. Form of Restricted Stock Agreement for Executive Officer.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 28, 2005

                                                 TEKTRONIX, INC.

                                                 By:  /s/ JAMES F. DALTON
                                                      --------------------------
                                                      James F. Dalton
                                                      Senior Vice President,
                                                      General Counsel
                                                      and Secretary

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                                  EXHIBIT INDEX

EXHIBIT NO.   DESCRIPTION
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   10.1       Form of Restricted Stock Agreement for Executive Officer.